UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018 (January 8, 2018)

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

All statements contained herein, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, the future performance of the Company (as defined below), the anticipated use of proceeds and the closing of any transaction. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “will,” “future,” “intend,” “expect,” “if” or the negative of such terms or comparable terminology. Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption “Risk Factors” of the Company’s prospectus supplement for the offering described herein, dated January 10, 2018, and the accompanying base prospectus, dated April 12, 2017, that was filed with the U.S. Securities and Exchange Commission (“SEC”) on January 10, 2018. The Company cautions readers not to place undue reliance on any such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report, except as required by law.

Item 1.01.	Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On January 10, 2018, Gladstone Land Corporation, a Maryland corporation (the “Company”), entered into a dealer manager agreement (the “Dealer Manager Agreement”), with Gladstone Securities, LLC, a Connecticut limited liability company and affiliate of the Company (the “Dealer Manager”), whereby the Dealer Manager will serve as the Company’s exclusive dealer manager in connection with the Company’s offering (the “Offering”) of up to (i) 6,000,000 shares of 6.00% Series B Cumulative Redeemable Preferred Stock of the Company, par value $0.001 per share (the “Series B Preferred Stock”), on a “reasonable best efforts” basis (the “Primary Offering”), and (ii) 500,000 shares of Series B Preferred Stock pursuant to the Company’s distribution reinvestment plan (the “DRIP”) to those holders of the Series B Preferred Stock who elect to participate in such DRIP. The Series B Preferred Stock is registered with the SEC pursuant to a registration statement on Form S-3 (File No. 333-217042), as the same may be amended and/or supplemented (the “Registration Statement”), under the Securities Act of 1933, as amended, and will be offered and sold pursuant to a prospectus supplement, dated January 10, 2018, and a base prospectus dated April 12, 2017 relating to the Registration Statement (the “Prospectus”).

Under the Dealer Manager Agreement, the Dealer Manager will provide certain sales, promotional and marketing services to the Company in connection with the Offering, and the Company will pay the Dealer Manager (i) selling commissions of 7.0% of the gross proceeds from sales of Series B Preferred Stock in the Primary Offering (the “Selling Commissions”), and (ii) a dealer manager fee of 3.0% of the gross proceeds from sales of Series B Preferred Stock in the Primary Offering (the “Dealer Manager Fee”). No Selling Commissions or Dealer Manager Fee shall be paid with respect to Shares sold pursuant to the DRIP. The Dealer Manager may, in its sole discretion, reallow a portion of the Dealer Manager Fee to participating broker-dealers in support of the Offering.

The terms of the Dealer Manager Agreement were approved by the Company’s board of directors (the “Board”), including all of its independent directors.

Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or in the prospectus, (ii) the omission or alleged omission to state in the Registration Statement (including the prospectus as a part thereof) or any post-effective amendment thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the prospectus or the omission or alleged omission to state therein a material act required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The foregoing description of the Dealer Manager Agreement is a summary and is qualified in its entirety by the terms of Dealer Manager Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Operating Partnership Agreement

On January 10, 2018, Gladstone Land Limited Partnership (the “Operating Partnership”), a Delaware limited partnership controlled by the Company through its ownership of Gladstone Land Partners, LLC, the general partner of the Operating Partnership, adopted the Second Amendment to its First Amended and Restated Agreement of Limited Partnership, including Exhibit SB thereto (collectively, the “Amendment”), as amended from time to time (the “Partnership Agreement”), establishing the rights, privileges and preferences of 6.00% Series B Cumulative Redeemable Preferred Units, a newly-designated class of limited partnership interests (the “Series B Preferred Units”). The Amendment provides for the Operating Partnership’s establishment and issuance of an equal number of Series B Preferred Units as are issued shares of Series B Preferred Stock by the Company in connection with the Offering upon the Company’s contribution to the Operating Partnership of the net proceeds of the Offering. Generally, the Series B Preferred Units provided for under the Amendment have preferences, distribution rights and other provisions substantially equivalent to those of the Series B Preferred Stock.

The foregoing description of the Amendment is a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Escrow Agreement

On January 8, 2018, the Company entered into an escrow agreement (the “Escrow Agreement”) with the Dealer Manager and UMB Bank, National Association, a national banking association (the “Escrow Agent”), pursuant to which the Company will deposit subscription payments from the Offering made through Direct Registration System settlement (as described in the Prospectus) in an escrow account (the “Escrow Account”) held by the Escrow Agent, in trust for the subscriber’s benefit, pending release to the Company pursuant to the Escrow Agreement. The Escrow Agent does not have a material relationship with the Company.

The Escrow Agreement contains customary representations, warranties and agreements by the Company and the Dealer Manager, and customary conditions to the release of proceeds from the Escrow Account, indemnification obligations of the Company and the Dealer Manager, other obligations of the parties and termination provisions.

The foregoing description of the Escrow Agreement is a summary and is qualified in its entirety by the terms of the Escrow Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The authorization and issuance of the Series B Preferred Stock, pursuant to the Articles Supplementary relating to the Series B Preferred Stock (the “Articles Supplementary”) materially impacts the rights of the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”): (i) the Articles Supplementary prohibit the Company from issuing dividends or making distributions to the holders of its Common Stock while any shares of Series B Preferred Stock are outstanding, unless all accumulated and unpaid dividends on the Series B Preferred Stock are paid in their entirety; (ii) if dividends on any Series B Preferred Stock shall be in arrears for 18 or more consecutive months, then holders of the Series B Preferred Stock, together with the holders of all classes or series of Parity Preferred Stock (as defined in the Articles Supplementary) upon which like voting rights have been conferred and are exercisable, will be entitled to vote separately as a class for the election of a total of two additional directors to serve on the Board until such dividend arrearage is eliminated; and (iii) the shares of Series B Preferred Stock have a liquidation preference equal to $25.00 (the “Liquidation Preference”), plus all accumulated but unpaid dividends in the event of an acquisition, dissolution, liquidation or winding up of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2018, the Company filed with the Maryland Department of Assessments and Taxation Articles Supplementary (i) setting forth the rights, preferences and terms of the Series B Preferred Stock and (ii) reclassifying and designating 6,500,000 shares of the Company’s authorized and unissued shares of Common Stock as shares of Series B Preferred Stock. The reclassification decreased the number of shares classified as Common Stock from 98,000,000 shares immediately prior to the reclassification to 91,500,000 shares immediately after the reclassification. The following is a summary of the material terms of the Articles Supplementary:

Dividends

Investors will be entitled to receive preferential cumulative cash dividends on the Series B Preferred Stock at a rate of 6.00% per annum of the Liquidation Preference (equivalent to $1.50 per annum per share). Beginning on the date of issuance, dividends on the Series B Preferred Stock will be payable monthly in arrears. The first dividend will be payable on or about February 28, 2018. Dividends on the Series B Preferred Stock will be cumulative from (but excluding) the last day of the most recent dividend period for which dividends have been paid or, if no dividends have been paid, from the date of issuance and shall be payable monthly in arrears on or before the last day of each month or, if such date is not a business day, on the immediately succeeding business day, with the same force and effect as if paid on such date, or on such later date as designated by the Board.

Redemption at Option of the Company

The Company may not redeem the Series B Preferred Stock prior to the later of (i) the first anniversary of the Termination Date (as defined in the Articles Supplementary) and (ii) January 10, 2022 (except in limited circumstances relating to the Company’s continuing qualification as a real estate investment trust). On and after the later of (x) the first anniversary of the Termination Date and (y) January 10, 2022, the Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, by payment of $25.00 per share, plus any accumulated and unpaid dividends up to but excluding the date of redemption.

Redemption at Option of Shareholders

Commencing on December 31, 2018 (or, if after December 31, 2018 the Company suspends the optional redemption right of the holders of Series B Preferred Stock, on the date the Company reinstates such right) and terminating on the earlier to occur of (i) the date upon which the Board, by resolution, suspends or terminates the optional redemption right of the holders of Series B Preferred Stock, (ii) December 31, 2022 and (iii) the date on which shares of Series B Preferred Stock are listed on a national securities exchange, holders of Series B Preferred Stock may, at their option, require the Company to redeem, on the last business day of each calendar year, any or all of their shares of Series B Preferred Stock at a redemption price per share of Series B Preferred Stock equal to $23.50 in cash.

Liquidation Preference

In the event of any liquidation, dissolution or winding up of the Company’s affairs, holders of the Series B Preferred Stock will have the right to receive the Liquidation Preference, plus any accumulated and unpaid dividends up to but excluding the date of payment, but without interest before any payment is made to the holders of Common Stock or any other class or series of capital stock ranking junior to the Series B Preferred Stock.

Voting Rights

Holders of the Series B Preferred Stock will generally have no voting rights. However, if dividends on any shares of Series B Preferred Stock are in arrears for 18 or more consecutive months, then holders of the Series B Preferred Stock (voting together as a single class) will have the right to elect two additional directors to serve on the Board until such dividend arrearage is eliminated. Further, the designations, rights, preferences, privileges or limitations with respect to the Series B Preferred Stock may not be changed in a manner that would be materially adverse to the rights of holders of the Series B Preferred Stock without the affirmative vote of at least two-thirds of the shares of Series B Preferred Stock then outstanding.

The foregoing description of the Articles Supplementary is a summary and is qualified in its entirety by the terms of the Articles Supplementary, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On January 10, 2018, the Company issued a press release (the “Press Release”) announcing the Offering of the Series B Preferred Stock. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Dealer Manager Agreement, dated as of January 10, 2018, by and between Gladstone Land Corporation and Gladstone Securities, LLC.

3.1	Articles Supplementary for 6.00% Series B Cumulative Redeemable Preferred Stock.

4.1	Form of Certificate for 6.00% Series B Cumulative Redeemable Preferred Stock.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Bass, Berry & Sims PLC.

10.1	Second Amendment to the First Amended and Restated Agreement of Limited Partnership of Gladstone Land Limited Partnership, including Exhibit SB thereto.

10.2	Escrow Agreement, dated as of January 8, 2018, by and among Gladstone Land Corporation, Gladstone Land Securities, LLC, and UMB Bank, National Association.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

99.1	Press Release, dated January 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation (Registrant)

January 10, 2018	By:	/s/ Lewis Parrish
(Lewis Parrish, Chief Financial Officer)